SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 1, 2003


                            HUB INTERNATIONAL LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
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                 (State or Other Jurisdiction of Incorporation)


    1-31310                                                36-4412416
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 (Commission File Number)                   (I.R.S. Employer Identification No.)

                  55 EAST JACKSON BOULEVARD, CHICAGO, IL        60604
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               (Address of Principal Executive Offices)       (Zip Code)

                                 (877) 402-6601
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              (Registrant's Telephone Number, Including Area Code)


                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 9.  Regulation FD Disclosure.

           The following information is disclosed pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition." It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission.

           On May 1, 2003, Hub International Limited issued a press release announcing its unaudited first quarter financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.















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



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  HUB INTERNATIONAL LIMITED
                                                  (Registrant)


Date:  May 1, 2003                By:      /s/ W. Kirk James
                                      -----------------------------------------
                                       Name:      W. Kirk James
                                       Title:     Vice President, Secretary and
                                                  General Counsel


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




                                  Exhibit Index


Exhibit No.                                    Description

99.1                                           Press release dated May 1, 2003.


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